                                                                      EXHIBIT 24



                              AMOCO CORPORATION


                              POWER OF ATTORNEY


KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) relating to issuance or guarantee of an aggregate of up to U.S. $300,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 23rd day of September, 1997.




                                                 /s/ H. L. Fuller
                                                 ----------------
                                                  H. L. Fuller

                              AMOCO CORPORATION


                              POWER OF ATTORNEY


KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) relating to issuance or guarantee of an aggregate of up to U.S. $300,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 23rd day of September, 1997.




                                                 /s/ W. G. Lowrie
                                                 ----------------
                                                 W. G. Lowrie

                              AMOCO CORPORATION


                              POWER OF ATTORNEY


KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) relating to issuance or guarantee of an aggregate of up to U.S. $300,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 23rd day of September, 1997.





                                                 /s/ J. L. Carl
                                                 --------------
                                                 J. L. Carl

                              AMOCO CORPORATION


                              POWER OF ATTORNEY


KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) relating to issuance or guarantee of an aggregate of up to U.S. $300,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 23rd day of September, 1997.




                                                 /s/ Judith G. Boynton
                                                 ---------------------
                                                 Judith G. Boynton

                              AMOCO CORPORATION


                              POWER OF ATTORNEY


KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) relating to issuance or guarantee of an aggregate of up to U.S. $300,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 23rd day of September, 1997.




                                                 /s/ D. R. Beall
                                                 ---------------
                                                 D. R. Beall

                              AMOCO CORPORATION


                              POWER OF ATTORNEY


KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) relating to issuance or guarantee of an aggregate of up to U.S. $300,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 23rd day of September, 1997.




                                                 /s/ Ruth Block
                                                 --------------
                                                 Ruth Block

                              AMOCO CORPORATION


                              POWER OF ATTORNEY


KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) relating to issuance or guarantee of an aggregate of up to U.S. $300,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 23rd day of September, 1997.




                                                 /s/ J. H. Bryan
                                                 ---------------
                                                 J. H. Bryan

                              AMOCO CORPORATION


                              POWER OF ATTORNEY


KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) relating to issuance or guarantee of an aggregate of up to U.S. $300,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 23rd day of September, 1997.




                                                 /s/ E. B. Davis, Jr.
                                                 --------------------
                                                 E. B. Davis, Jr.

                              AMOCO CORPORATION


                              POWER OF ATTORNEY


KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) relating to issuance or guarantee of an aggregate of up to U.S. $300,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 23rd day of September, 1997.



                                                 /s/ Richard Ferris
                                                 ------------------
                                                 Richard Ferris

                              AMOCO CORPORATION


                              POWER OF ATTORNEY


KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) relating to issuance or guarantee of an aggregate of up to U.S. $300,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 23rd day of September, 1997.




                                                 /s/ F. A. Maljers
                                                 -----------------
                                                 F. A. Maljers

                              AMOCO CORPORATION


                              POWER OF ATTORNEY


KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) relating to issuance or guarantee of an aggregate of up to U.S. $300,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 23rd day of September, 1997.




                                                 /s/ A. C. Martinez
                                                 ------------------
                                                 A. C. Martinez

                              AMOCO CORPORATION


                              POWER OF ATTORNEY


KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) relating to issuance or guarantee of an aggregate of up to U.S. $300,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 23rd day of September, 1997.


                                                 /s/ W. E. Massey
                                                 ----------------
                                                 W. E. Massey

                              AMOCO CORPORATION


                              POWER OF ATTORNEY


KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) relating to issuance or guarantee of an aggregate of up to U.S. $300,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 23rd day of September, 1997.



                                                 /s/ Martha R. Seger
                                                 -------------------
                                                 Martha R. Seger

                              AMOCO CORPORATION


                              POWER OF ATTORNEY


KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) relating to issuance or guarantee of an aggregate of up to U.S. $300,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 23rd day of September, 1997.




                                                 /s/ T. M. Solso
                                                 ---------------
                                                 T. M. Solso

                              AMOCO CORPORATION


                              POWER OF ATTORNEY


KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) relating to issuance or guarantee of an aggregate of up to U.S. $300,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 23rd day of September, 1997.



                                                 /s/ Michael Wilson
                                                 ------------------
                                                 Michael Wilson

                                AMOCO COMPANY

                              POWER OF ATTORNEY



KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints J. L. Carl, W. R. Hutchinson and D. B. Pinkert, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Company registration statements and amendments thereto (including post-effective amendments) relating to issuance or guarantee of an aggregate of up to $300,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 23rd day of September, 1997.


                                      /s/ J. L. Carl
                                      ---------------------------
                                Name: J. L. Carl
                                      ---------------------------

                                AMOCO COMPANY

                              POWER OF ATTORNEY



KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints J. L. Carl, W. R. Hutchinson and D. B. Pinkert, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Company registration statements and amendments thereto (including post-effective amendments) relating to issuance or guarantee of an aggregate of up to $300,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 23rd day of September, 1997.


                                      /s/ W. R. Hutchinson
                                      ------------------------
                                Name: W. R. Hutchinson
                                      ---------------------------

                                AMOCO COMPANY

                              POWER OF ATTORNEY



KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints J. L. Carl, W. R. Hutchinson and D. B. Pinkert, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Company registration statements and amendments thereto (including post-effective amendments) relating to issuance or guarantee of an aggregate of up to $300,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 23rd day of September, 1997.


                                      /s/ Judith G. Boynton
                                      ---------------------------
                                Name: Judith G. Boynton
                                      ---------------------------

                                AMOCO COMPANY

                              POWER OF ATTORNEY



KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints J. L. Carl, W. R. Hutchinson and D. B. Pinkert, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Company registration statements and amendments thereto (including post-effective amendments) relating to issuance or guarantee of an aggregate of up to $300,000,000 in principal amount of debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 23rd day of September, 1997.


                                      /s/ D. B. Pinkert
                                      ---------------------------
                                Name: D. B. Pinkert
                                      ---------------------------